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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------


                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------




    Date of Report (Date of Earliest Event Reported):  October 11, 1994

                         NATIONAL INTERGROUP, INC.
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           (Exact Name of Registrant as Specified in its Charter)

                                  DELAWARE
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               (State or Other Jurisdiction of Incorporation)

            1-8549                                     25-1425889
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   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

     1220 Senlac Drive, Carrollton, Texas                      75006
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   (Address of Principal Executive Offices)                 (Zip Code)

                               (214) 446-4800
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            (Registrant's Telephone Number, Including Area Code)


- ---------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)
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     Item 5.   Other Events.
               ------------

          National Intergroup, Inc. (the "Registrant") and FoxMeyer Corporation ("FoxMeyer") announced on October 10, 1994 that the exchange ratio (the "Exchange Ratio") for the proposed merger of FoxMeyer with and into a wholly-owned subsidiary of the Registrant has been revised pursuant to a formula in the Agreement and Plan of Merger dated as of June 30, 1994 (the "Merger Agreement") among the Registrant, FoxMeyer Acquisition Corp. and FoxMeyer. The Exchange Ratio has been adjusted based on the average price of the common stock of the Registrant during the last 20 consecutive trading days. Pursuant to the Merger Agreement, holders of shares of FoxMeyer's common stock will now have the right to receive 0.904 shares of the Registrant's common stock for each of their shares of FoxMeyer's common stock.

          Annual Meetings of the Registrant and FoxMeyer, at which stockholders will vote on the proposed merger, will be held on October 12, 1994.

          Attached hereto and incorporated herein by reference is the press release issued by the Registrant and NII in connection with the adjustment of the Exchange Ratio.


     Item 7.   Exhibits.
               --------
         (99) Text of Press Release issued by the Registrant and FoxMeyer dated October 10, 1994.












































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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




      DATE: October 11, 1994           NATIONAL INTERGROUP, INC.



                                      By: /s/ Edward L. Massman
                                          ---------------------
                                          Edward L. Massman
                                          Vice President and
                                          Controller

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                              EXHIBIT INDEX
                              -------------

   Exhibit No.        Description
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         99    Text of Press Release issued by the Registrant and FoxMeyer dated October 10, 1994.

















































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